Series A Non-Voting Convertible Preferred Stock	9 Months Ended
Sep. 30, 2023
Equity [Abstract]
Series A Non-Voting Convertible Preferred Stock
9. Series A
Non-Voting
Convertible Preferred Stock
On June 22, 2023, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”) in connection with the Asset Acquisition and the PIPE.
Pursuant to the Certificate of Designation, holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal to, on an as-if-converted-to-common-stock
basis, and in the same form as, dividends actually paid on shares of the Company’s common stock. Except as provided in the Certificate of Designation or as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or its Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (c) prior to the stockholder approval of the conversion of the Series A Preferred Stock into shares of Common Stock in accordance with Nasdaq Stock

Market Rules (the “Conversion Proposal”) or at any time while at least 30% of the originally issued Series A Preferred Stock remains issued and outstanding, consummate (x) any Fundamental Transaction (as defined in the Certificate of Designation) or (y) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which our stockholders immediately before such transaction do not hold at least a majority of our capital stock immediately after such transaction or (d) enter into any agreement with respect to any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up
of the Company.
The Company has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the Conversion Proposal, and (ii) if deemed necessary or appropriate by the Company or as otherwise required by law or contract, the approval of an amendment to the Certificate of Incorporation to authorize sufficient shares of common stock for the conversion of the Series A Preferred Stock issued pursuant to the Acquisition Agreement. In connection with these matters, the Company filed with the SEC a definitive proxy statement and other relevant materials. The stockholder meeting has not occurred as of September 30, 2023. The Series A Preferred Stock is recorded outside of stockholders’ (deficit) equity because, if conversion to common stock is not approved by the stockholders, the Series A Preferred Stock will be redeemable at the option of the holders for cash equal to the closing price of the common stock per share of common stock underlying the Series A Preferred Stock, on the last trading day prior to the holder’s redemption request. As of September 30, 2023, the redemption value of the Company’s outstanding Series A Preferred Stock was $532.3 million based on the closing stock price of the Company’s common stock on September 30, 2023 of $12.25 per share. The Company has determined that the conversion and redemption features of the Series A Preferred Stock do not require bifurcation as derivatives.
Following stockholder approval of the Conversion Proposal, each share of Series A Preferred Stock will automatically convert into 40 shares of common stock, subject to certain limitations, including that a holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (established by the holder between 0% and 19.99%) of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion.
On June 26, 2023, the Company completed a private placement of 721,452 shares of Series A Preferred Stock in exchange for gross proceeds of $210.0 million, or net proceeds of $197.3 million, after deducting placement agent and other offering costs.
On July 7, 2023, the Company issued 364,887 shares of Series A Preferred Stock as part of its consideration transferred in connection with the Asset Acquisition that closed on June 22, 2023 which settled the related forward contract liability. For additional information, see Note 3.
On October 27, 2023, the Company filed a definitive proxy statement with the SEC to solicit approval of the Conversion Proposal, among other matters, at a special meeting of stockholders to be held on November 21, 2023.